
AMERICAN
  | GENERAL
  | FINANCIAL GROUP                            PART B LIFE INSURANCE APPLICATION

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, HOUSTON, TX        [_] THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[_] ALL AMERICAN LIFE INSURANCE COMPANY, SPRINGFIELD, IL        [_] THE FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, IL
[_] THE OLD LINE LIFE INSURANCE COMPANY OF AMERICA,             [_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW
      MILWAUKEE, WI                                                   YORK, NEW YORK, NY

Members American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

In this application, "Company" refers to the insurance company whose name is checked above.

The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

------------------------------------------------------------------------------------------------------------------------------------
                                                       PERSONAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

1.  PRIMARY PROPOSED INSURED

          John T. Doe                                                     4/1/66                              123-45-6789
    Name _________________________________________________ Date of Birth _________________ Social Security # _______________________

------------------------------------------------------------------------------------------------------------------------------------

2.  OTHER PROPOSED INSURED
    Name _________________________________________________ Date of Birth _________________ Social Security # _______________________

3.  CHILDREN (Provide name and date of birth for all children.)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                          MEDICAL HISTORY
------------------------------------------------------------------------------------------------------------------------------------

4.  PHYSICIAN INFORMATION

    Name and address of each proposed insured's personal physician(s). (Write None if proposed insured(s) do not have one.)

                                     Dr. Tom Smith 321 Water St. Anytown, WI
     PRIMARY PROPOSED INSURED ______________________________________________________________________________________________________

     OTHER PROPOSED INSURED ________________________________________________________________________________________________________

     CHILD(REN) ____________________________________________________________________________________________________________________

    Name of insured, date, reason, findings and treatment at last visit ____________________________________________________________

     John Doe:  2-12-01, annual checkup, healthy
    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

5. HEIGHT AND WEIGHT
                                6        1        185
   PRIMARY PROPOSED INSURED _______ ft. ____ in. ______ lbs.            OTHER PROPOSED INSURED _______ ft. _____ in. _____ lbs.

   CHILD NAME __________________________________ ft. ______ in. ______ lbs.       If less than 1 yr. old, weight at birth __________

   CHILD NAME __________________________________ ft. ______ in. ______ lbs.       If less than 1 yr. old, weight at birth __________

   CHILD NAME __________________________________ ft. ______ in. ______ lbs.       If less than 1 yr. old, weight at birth __________

   Has any proposed insured had any weight change in excess of 10 lbs. in the past year?  [_] yes   [_] no  (If yes, explain.)

   _________________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

6.  FAMILY HISTORY
                                         AGE IF LIVING      AGE AT DEATH                     CAUSE OF DEATH
    PRIMARY PROPOSED INSURED
                                              72
    Father                               _____________      ____________      ______________________________________________________

                                                               68                    Breast Cancer
    Mother                               _____________      ____________      ______________________________________________________

    OTHER PROPOSED INSURED

    Father                               _____________      ____________      ______________________________________________________

    Mother                               _____________      ____________      ______________________________________________________

AGLC 0337-2001                                                                                                           Page 1 of 4

------------------------------------------------------------------------------------------------------------------------------------

7.  PERSONAL HEALTH HISTORY

    Complete questions A through G for all proposed insureds who are applying. If yes answer applies to any proposed insured, provide details, such as: proposed insured's name, date of first diagnosis, name and address of doctor, tests performed, test results, medication(s) or recommended treatment in the area provided.

    A. Has any proposed insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:
       1) heart disease, heart attack, chest pain, irregular heartbeat, heart murmur, high cholesterol, high
          blood pressure or other disorder of the heart?                                                           [ ] yes  [x] no
       2) a blood clot, aneurysm, stroke, or other disease, disorder or blockage of the arteries or veins?         [ ] yes  [x] no
       3) cancer, tumors, masses, cysts or other such abnormalities?                                               [ ] yes  [x] no
       4) diabetes, a disorder of the thyroid or other glands or a disorder of the immune system, blood or
          lymphatic system?                                                                                        [ ] yes  [x] no
       5) colitis, hepatitis or a disorder of the esophagus, stomach, liver, pancreas, gall bladder or intestine?  [ ] yes  [x] no
       6) a disorder of the kidneys, bladder, prostate or reproductive organs or sugar or protein in the urine?    [ ] yes  [x] no
       7) asthma, bronchitis, emphysema, sleep apnea or other breathing or lung disorder?                          [ ] yes  [x] no
       8) seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including
          a mental or nervous disorder?                                                                            [ ] yes  [x] no
       9) arthritis, muscle disorders, connective tissue disease or other bone or joint disorders?                 [ ] yes  [x] no
          (If any question above is answered yes, explain.)

          NAME OF PROPOSED INSURED                                                  DETAILS
       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

    B. Is any proposed insured currently taking any medication, treatment or therapy or under medical observation?
          (If yes, explain.)                                                                                       [ ] yes  [x] no

          NAME OF PROPOSED INSURED                                                  DETAILS
       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

    C. Has any proposed insured in the past three years had but not sought treatment for:
       1) fainting spells, nervous disorder, headaches, convulsions or paralysis?                                  [ ] yes  [x] no
       2) any pain or discomfort in the chest or shortness of breath?                                              [ ] yes  [x] no
       3) disorders of the stomach, intestines or rectum, or blood in the urine?                                   [ ] yes  [x] no
       (If any question above is answered yes, explain.)

          NAME OF PROPOSED INSURED                                                  DETAILS
       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________


AGCL 0337-2001                                                                                                           Page 2 of 4

-----------------------------------------------------------------------------------------------------------------------------------
PERSONAL HEALTH HISTORY (cont.)

    If yes answer applies to any proposed insured, provide details, such as: proposed insured's name, date of first diagnosis, name and address of doctor, tests performed, test results, medication(s) or recommended treatment in the area provided.

    D. Has any proposed insured ever:
       1) sought or received advice, counseling or treatment by a medical professional for the use of alcohol or drugs,
          including prescription drugs?                                                                            [ ] yes  [x] no
       2) used cocaine, marijuana, heroin, controlled substances or any other drug, except
          as legally prescribed by a physician?                                                                    [ ] yes  [x] no
      (If yes answered to D1 or D2, complete Drug/Alcohol Questionnaire.)

    E. Has any proposed insured ever been diagnosed or treated by any member of the medical profession for AIDS Related Complex
       (ARC) or Acquired Immune Deficiency Syndrome (AIDS)? (If yes, explain.)                                     [ ] yes [x] no

          NAME OF PROPOSED INSURED                                                  DETAILS
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    F. In the past 10 years, has any proposed insured:
       1) been hospitalized, consulted a health care provider or had any illness, injury or surgery?               [x] yes [ ] no
       2) had any laboratory tests, treatments or diagnostic procedures, including x-rays, scans or EKGs?          [x] yes [ ] no
       3) been advised to have any diagnostic test, hospitalization or treatment that was not completed?           [ ] yes [x] no
       4) received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness, disability or
          impaired condition?                                                                                      [ ] yes [x] no
       (If any question above is answered yes, explain.)

          NAME OF PROPOSED INSURED   John Doe                                       DETAILS  Broke Rt. Ankle in 1989
    --------------------------------------------------------------------------------------------------------------------------------
                                     Dr. Tom Smith                                            when playing football
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    G. Does any proposed insured have any symptoms or knowledge of any other condition that is not disclosed above? (If yes,
       explain.)                                                                                                   [ ] yes [x] no

          NAME OF PROPOSED INSURED                                                  DETAILS
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------


AGLC 0337-2001                                                                                                           Page 3 of 4

------------------------------------------------------------------------------------------------------------------------------------
                                                     STATEMENTS AND SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT BY THE PROPOSED INSURED(S)

I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B and related forms; and (2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance
Agreement (LTLIA) for which all eligibility requirements are met, I understand and agree that no insurance will be in effect pursuant to this application, or under any policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

INSURANCE FRAUD

Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

PROPOSED INSURED(S) SIGNATURE(S)

                                     Anytown, WI                                                                 4/12/01
Signed at (city, state) __________________________________________________________________________ On (date) _______________________

X    John T. Doe                                                X
  ___________________________________________________________    ___________________________________________________________________
Primary Proposed Insured (If under age 15, signature of parent   Other Proposed Insured (If under age 15, signature of parent or
or guardian)                                                     guardian)

SIGNATURE(S) OF INTERVIEWER(S)
To be signed by all interviewers, as applicable

I CERTIFY THAT THE INFORMATION SUPPLIED BY THE PROPOSED INSURED(S) HAS BEEN TRUTHFULLY AND ACCURATELY RECORDED ON THE PART B
APPLICATION.

Joe Agent                                                        123-4567
______________________________________________________________  ___________________________________________________________________
Writing Agent Name (please print)                               Writing Agent #

  Joe Agent
X ____________________________________________________________  X __________________________________________________________________
Writing Agent Signature                                           Countersigned (Licensed resident agent if state required)

I CERTIFY THAT THE INFORMATION SUPPLIED BY THE PROPOSED INSURED(S) HAS BEEN TRUTHFULLY AND ACCURATELY RECORDED ON THE PART B
APPLICATION.

______________________________________________________________  ____________________________________________________________________
Other Company Representative Name (please print)                Company

X ____________________________________________________________
Other Company Representative Signature

PARAMEDICAL EXAMINER/MEDICAL DOCTOR SIGNATURE
AGENT SHOULD INFORM PARAMED OR MEDICAL DOCTOR OF PROPER LOCATION TO SEND FORM UPON COMPLETION.

I certify that this exam was conducted the ___________ day of ___________________,  20 ____, at ___________________   [ ] am  [ ] pm

Examiner's Address _________________________________________________________________________________________________________________

Examiner's Phone #    (        )
                   _________________________________________________________________________________________________________________

Examiner's Name ____________________________________________________________________________________________________________________

Examiner's Signature  X ____________________________________________________________________________________________________________

PARAMED:  USE COMPANY STAMP BELOW.

AGCL 0337-2001                                                                                                           Page 4 of 4

------------------------------------------------------------------------------------------------------------------------------------
                                                       PHYSICAL MEASUREMENTS
------------------------------------------------------------------------------------------------------------------------------------
1. PRIMARY PROPOSED INSURED
   A. Name  John T. Doe
          -----------------------------------------------------------------
   B. Build:  Height (in shoes)   6    ft.   2    in.            Weight (clothed)    190  lbs. (Please weigh insured.)
                               --------   --------                               ---------
   C. Blood Pressure (Record all readings.)
      If blood pressure exceeds 140/90, please repeat determination at end of examination and record in space provided.
      Treated   [ ] yes  [x] no     Rx_________________________________________________________________________________

                                           INITIAL MEASUREMENT                         REPEAT MEASUREMENT
          ------------------------------------------------------------------------------------------------------------------
                        Systolic BP      130
          ------------------------------------------------------------------------------------------------------------------
             Diastolic 5th Phase BP       80
          ------------------------------------------------------------------------------------------------------------------
                         Pulse Rate       50
          ------------------------------------------------------------------------------------------------------------------
            Irregularities Per Min.        0
          ------------------------------------------------------------------------------------------------------------------
    D. Other (Males only):   Chest (Full Inspiration)________  Chest (Forced Expiration)_______ Abdomen (at Umbilicus) ____

------------------------------------------------------------------------------------------------------------------------------------
2. OTHER PROPOSED INSURED

   A. Name _______________________________________________________________
   B. Build:  Height (in shoes) ___________ ft. ______________ in.    Weight (clothed) _________ lbs. (Please weigh insured.)
   C. Blood Pressure (Record all readings.)
      If blood pressure exceeds 140/90, please repeat determination at end of examination and record in space provided.
      Treated      [ ] yes [ ] no          Rx _________________________________________________________________________

                                           INITIAL MEASUREMENT                         REPEAT MEASUREMENT
          ------------------------------------------------------------------------------------------------------------------
                        Systolic BP
          ------------------------------------------------------------------------------------------------------------------
             Diastolic 5th Phase BP
          ------------------------------------------------------------------------------------------------------------------
                         Pulse Rate
          ------------------------------------------------------------------------------------------------------------------
            Irregularities Per Min.
          ------------------------------------------------------------------------------------------------------------------

    D. Other (Males only):  Chest (Full Inspiration) ______ Chest (Forced Expiration) _______  Abdomen (at Umbilicus) ______

------------------------------------------------------------------------------------------------------------------------------------
                                                REPORT BY EXAMINING MEDICAL DOCTOR
------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS TO DOCTOR:

To be completed in private by doctor only. This report is confidential between the Company and the doctor. Examination of heart and lungs must be with stethoscope against bare skin.

    1. Name of person examined __________________________________________________________________________________________________
    2. Did you weigh proposed insured?                                                                            [ ] yes  [ ] no
    3. Is appearance unhealthy or older than stated age?                                                          [ ] yes  [ ] no
    4. Heart
       a. Is there any cyanosis, edema, or evidence of peripheral vascular disease,
          arteriosclerosis or other cardiovascular disorder?                                                      [ ] yes   [ ] no
       b. Is heart enlarged? (If yes, describe.) _______________________________________________________________  [ ] yes   [ ] no
       c. Is murmur present? (If yes, complete 4d.) ____________________________________________________________  [ ] yes   [ ] no
       d. Before exercise, murmur is:
          [ ] Constant     Transmitted to where? _________________________________________________________________________________
          [ ] Inconstant   Localized at:    [ ] Apex       [ ] Base         [ ] Elsewhere
          [ ] Systolic (Give details.) ___________________________________________________________________________________________
          [ ] Diastolic     Murmur grade:      1/6      2/6      3/6      4/6      5/6    6/6   (please circle)
          After valsalva, murmur is:
          [ ] Unchanged     [ ] Decreased       [ ] Increased            [ ] Absent
          Your impression _________________________________________________________________________________________________________

          _________________________________________________________________________________________________________________________

          _________________________________________________________________________________________________________________________

AGLC 0337-2001                                                                                                           Exam page 1

------------------------------------------------------------------------------------------------------------------------------------
REPORT BY EXAMINING MEDICAL DOCTOR (continued)

    5. Has this examination revealed any abnormality of the following: (Circle applicable items if listed.)
       a) Eyes, ears, nose, mouth and throat? (If vision or hearing markedly impaired, indicate degree and
          correction.)                                                                                             [ ] yes [ ] no
       b) Endocrine system (including thyroid)?                                                                    [ ] yes [ ] no
       c) Nervous system (including reflexes, gait, paralysis)?                                                    [ ] yes [ ] no
       d) Respiratory system?                                                                                      [ ] yes [ ] no
       e) Abdomen (including scars)?                                                                               [ ] yes [ ] no
       f) Genito-urinary system?                                                                                   [ ] yes [ ] no
       g) Skin (including scars), lymph nodes, blood vessels (including varicose veins)?                           [ ] yes [ ] no
       h) Musculoskeletal system (including spine, joints, amputations, deformities                                [ ] yes [ ] no

    6. Do you have any pertinent information not disclosed above? (If yes, describe in question 9.)                [ ] yes [ ] no

    7. Have any of the following been completed in conjunction with this exam?                                     [ ] yes [ ] no
       [ ] Blood           [ ] Urine        [ ] EKG          [ ] Stress Test      [ ] Chest x-ray

    8. Specimen kit
       Please indicate where and when specimen kit was sent     [ ] CRL       [ ] Other___________     Date mailed____________

    9. Details of yes answers to Questions 1-6

       _______________________________________________________________________________________________________________________

       _______________________________________________________________________________________________________________________

       _______________________________________________________________________________________________________________________

       _______________________________________________________________________________________________________________________

       _______________________________________________________________________________________________________________________

       _______________________________________________________________________________________________________________________


   10. Are you related to the proposed insured by blood or marriage or do you have any business or professional relationship with
       the proposed insured? (If yes, explain.)                                                                    [ ] yes [ ] no

       _______________________________________________________________________________________________________________________

       _______________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------

PARAMEDICAL EXAMINER/MEDICAL DOCTOR SIGNATURE

     I certify that this exam was conducted the _________ day of ___________, 20_____, at ________ [ ] am  [ ] pm

     Location of Exam ________________________________________________________________________________________________________

     Authorized By ___________________________________________________________________________________________________________

     Examiner's Address ______________________________________________________________________________________________________

     Examiner's Phone # ______________________________________________________________________________________________________

     Examiner's Name _________________________________________________________________________________________________________

     Examiner's Signature  X _________________________________________________________________________________________________

Paramed:  Use company stamp below.



AGLC 0337-2001                                                                                                           Exam page 2